UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 31, 2024 (October 30, 2024)

CORECARD CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Meca Way, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381‑2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCRD	NYSE

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 30, 2024, in consideration of the firm’s resources for providing audit services to publicly traded companies, Nichols, Cauley and Associates, LLC (“Nichols, Cauley”), informed the audit committee of the board of directors of CoreCard Corporation (the “Company”) that it declines to stand for re-appointment as independent registered public accounting firm of the Company after completion of the current year audit.

The audit reports of Nichols, Cauley on the Company’s financial statements as of and for the year ended December 31, 2022 and 2023, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through September 30, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Nichols, Cauley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Nichols, Cauley’s satisfaction, would have caused Nichols, Cauley to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company provided Nichols, Cauley with a copy of this Current Report on Form 8-K and requested that Nichols, Cauley furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not Nichols, Cauley agrees with the above statements. A copy of Nichols, Cauley’s letter dated October 31, 2024, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company will commence a Request for Proposal process to evaluate potential candidates to serve as its independent registered public accounting firm in the coming months. The Company will promptly disclose its engagement of a new independent registered public accounting firm once the process has been completed and a firm has been formally engaged by the Company.

Item 9.01. Financial Statements and Exhibits.

16.1	Letter from Nichols, Cauley and Associates, LLC dated October 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2024	CORECARD CORPORATION
(Registrant)

/s/ Matthew A. White
By:	Matthew A. White
Chief Financial Officer